Exhibit 10.18

FIFTH AMENDMENT AND WAIVER TO

SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

THIS FIFTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of June 17, 2020, is entered into among each of the parties listed on the signature pages hereto as a Continuing Originator (each a “Continuing Originator”; and collectively, the “Continuing Originators”), maidsville landing terminal, LLC (f/k/a SIMBA GROUP llc) (the “Released Originator”), ARCH RESOURCES, INC. (f/k/a ARCH COAL, INC.) (the “Company”) and ARCH COAL SALES COMPANY, INC. (the “Servicer”).

RECITALS

1.The Company, the Continuing Originators and the Released Originator are parties to the Second Amended and Restated Purchase and Sale Agreement, dated as of October 5, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.Arch Receivable Company, LLC, as seller, the Servicer, the various financial institutions party thereto as Conduit Purchasers, the Related Committed Purchasers thereto as LC Participants and as Purchaser Agents, and PNC Bank National Association, as administrator and LC Bank, are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of October 5, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
3.The Company has requested the removal of the Released Originator from the Agreement.
4.In connection with this Amendment, the Released Originator is being removed from the Agreement as parties thereto in the capacity of an “Originator”.
5.The Released Originator changed its name on March 5, 2020 without satisfying the conditions specified in Section 6.3(f) of the Agreement (the “Name Change”) or Section 2(b)(vi) of Exhibit IV to the Receivables Purchase Agreement, which Name Change may result in a Purchase and Sale Termination Event and a Termination Event, as applicable.
6.Each of the Company, the Servicer and the Originators has requested a limited waiver of the Name Change, and the Purchasers, the Purchaser Agents, the LC Bank and the Administrator (collectively, the “Waiving Parties”) are willing to grant such limited waiver (subject to the terms and conditions hereof).
7.The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement or Receivables Purchase Agreement.

737366994 15494375

SECTION 2.Limited Waiver.
2.1Limited Waiver.  Subject to the terms and conditions set forth herein, each of the Waiving Parties hereby waives the occurrence of the Name Change and waives (i) the breach of any provision of the Transaction Documents, (ii) any notice or other requirements set forth in the Transaction Documents and (iii) any Termination Event, Unmatured Termination Event, Unmatured Sale and Contribution Termination Event, Sale and Contribution Termination Event, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event under the Agreement, the Receivables Purchase Agreement or the other Transaction Documents, in the case of each of the foregoing clauses (i), (ii) and (iii),  that does, would or might otherwise exist, solely as a result of the Name Change.
2.2General Limitations.  Notwithstanding anything to the contrary herein or in the Transaction Documents, by executing this Amendment, no Waiving Party is now waiving, nor has it agreed to waive in the future (i) the breach of any provision of the Transaction Documents (whether presently or subsequently existing or arising), other than as expressly set forth in Section 2.1 above, (ii) any Termination Event, Unmatured Termination Event, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event under the Agreement, the Receivables Purchase Agreement or the other Transaction Documents (whether presently or subsequently existing or arising), other than as expressly set forth in Section 2.1 above, or (iii) (iv) any rights, powers or remedies presently or subsequently available to any of the Waiving Parties or any other Person against the Company, the Servicer or any other Person under the Agreement, any of the other Transaction Documents, applicable law or otherwise, relating to any matter other than solely to the extent expressly waived herein, each of which rights, powers or remedies is hereby specifically and expressly reserved and continue.
SECTION 3.Amendments to the Agreement.  The Agreement is hereby amended as follows:
3.1Schedule I to the Agreement is hereby replaced in its entirety with Schedule I attached hereto.
3.2Schedule II to the Agreement is hereby replaced in its entirety with Schedule II attached hereto.
3.3Schedule IV to the Agreement is hereby replaced in its entirety with Schedule IV attached hereto.
3.4Schedule V to the Agreement is hereby replaced in its entirety with Schedule V attached hereto.
SECTION 4.Release of Released Originator.  The parties hereto hereby agree that upon the effectiveness of this Amendment, (i) the Released Originator shall no longer (a) be party to the Agreement or any other Transaction Document (including, for the avoidance of doubt, the Originator Performance Guaranty) and shall no longer have any obligations or rights thereunder and (b) sell any Receivables or Related Rights to the Company under the Agreement and (ii) none of the Company, the Continuing Originators, the Administrator, the Purchaser Agents or LC Bank will have any obligations or rights with respect to the Released Originator under the Agreement or
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any other Transaction Document (including, for the avoidance of doubt the Originator Performance Guaranty); provided, however, that nothing in this Section 4 shall (x) affect the delegation and assumption of duties, obligations and liabilities pursuant to Section 5 hereof or (y) otherwise derogate from any of the Released Originator’s agreements made pursuant to this Amendment .
SECTION 5.Delegation and Assumption of Released Originator’s Obligations.  Effective immediately prior to the removal of the Released Originator as a party to the Agreement and each of the other Transaction Documents pursuant to Section 4 above, the Released Originator hereby delegates to each of the Continuing Originators, and each of the Continuing Originators, jointly and severally, hereby assumes, all of the Released Originator’s duties, obligations and liabilities that have arisen or accrued prior to the date hereof under the Agreement and each of the other Transaction Documents.
SECTION 6.Acknowledgement and Agreement.  Each of the parties hereto hereby acknowledges and agrees that each of the Receivables and Related Rights heretofore sold, transferred or assigned by the Released Originator to the Company pursuant to the Agreement shall remain property of the Company and that the Company is not selling, transferring or assigning any such property to the Released Originator in connection with this Amendment.
SECTION 7.Representations and Warranties.  Each of the Continuing Originators (solely with respect to clause (a) below; it being understood and agreed that each Continuing Originator makes the representations and warranties set forth in clause (a) below solely with respect to itself, and no Continuing Originator makes the representations and warranties set forth in clause (b) or (c) below) and the Company hereby represents and warrants as follows:
(a)Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement (except with respect to the Released Originator), as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.
(b)No Default.  Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event exists or shall exist.
(c)Net Receivables Pool Balance.  Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, the sum of (A) the Aggregate Capital plus the Adjusted LC Participation Amount, plus (B) the Total Reserves, will not exceed the sum of (A) the Net Receivables Pool Balance on the date hereof, plus (B) the Purchasers’ Share of the amount of Collections on deposit in the Lock-Box Accounts on the date hereof (other than amounts set aside therein representing Discount and fees).
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SECTION 8.Authorization to File Financing Statements.  Upon the effectiveness of this Amendment, the Company and the Administrator each hereby authorizes the Released Originator to file (at the expense of the Released Originator) UCC-3 amendments in substantially the form of Exhibit A hereto terminating the UCC-1 financing statements identified on Exhibit B hereto.  Each of the Company and the Administrator further agrees to execute and deliver at the Company’s expense such other releases or termination statements as the Released Originator may reasonably request from time to time in connection with the release of its obligations granted pursuant to this Amendment.
SECTION 9.Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
SECTION 10.Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Administrator of duly executed counterparts of this Amendment by each of the parties hereto in form and substance reasonably satisfactory to the Administrator.
SECTION 11.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 12.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
SECTION 13.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
SECTION 14.Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that (a) the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms and (b) that each of the Continuing Originators’ obligations under Section 5 above shall constitute “Guaranteed Obligations” (under and as defined in the Performance Guaranty).
SECTION 15.  No Proceeding.  The Released Originator hereby agrees that it will not institute, or join any other Person in instituting, against Arch Receivable Company, LLC any Insolvency Proceeding so long as any of the Seller’s obligations under the Receivables Purchase
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Agreement remains outstanding and for at least one year and one day following the day on which the Seller’s obligations under the Receivables Purchase Agreement are paid in full.
SECTION 16.Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

[Signatures begin on next page]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ARCH RESOURCES, INC.

By: /s/Robert G. JonesName: Robert G. JonesTitle: Senior Vice President – Law, General Counsel and Secretary

737366994 15494375	S-1	Fifth Amendment to A&R PSA (Arch Coal)

SERVICER:

ARCH COAL SALES COMPANY, INC.

By: /s/Robert G. Jones
Name:Robert G. Jones

Title: Secretary

737366994 15494375	S-2	Fifth Amendment to A&R PSA (Arch Coal)

CONTINUING ORIGINATORS:

ARCH COAL SALES COMPANY, INC.

ARCH ENERGY RESOURCES, LLC

ARCH WESTERN RESOURCES, LLC

MINGO LOGAN COAL LLC

MOUNTAIN COAL COMPANY, L.L.C.

THUNDER BASIN COAL COMPANY, L.L.C.

COALQUEST DEVELOPMENT LLC

HUNTER RIDGE COAL LLC

HUNTER RIDGE HOLDINGS, INC.

HUNTER RIDGE LLC

ICG BECKLEY, LLC

ICG EAST KENTUCKY, LLC

ICG ILLINOIS, LLC

ARCH COAL GROUP, LLC

ICG, LLC

ICG NATURAL RESOURCES, LLC

ICG TYGART VALLEY, LLC

INTERNATIONAL ENERGY GROUP, LLC

MARINE COAL SALES LLC

UPSHUR PROPERTY LLC

By: /s/Robert G. Jones
Name: Robert G. Jones
Title: Secretary

BRONCO MINING COMPANY LLC

HAWTHORNE COAL COMPANY LLC

KING KNOB COAL CO. LLC

MELROSE COAL COMPANY LLC

PATRIOT MINING COMPANY LLC

VINDEX ENERGY LLC

WHITE WOLF ENERGY LLC

WOLF RUN MINING LLC

By: /s/ Robert G. Jones
Name: Robert G. Jones
Title: Secretary

737366994 15494375	S-3	Fifth Amendment to A&R PSA (Arch Coal)

RELEASED ORIGINATOR:

MAIDSVILLE LANDING TERMINAL, LLC

By: /s/Robert G. Jones
Name: Robert G. Jones
Title: Secretary

737366994 15494375	S-4	Fifth Amendment to A&R PSA (Arch Coal)

CONSENT TO:

PNC BANK, NATIONAL ASSOCIATION,

as Administrator and as a Purchaser Agent

By: /s/Michael Brown

Name: Michael Brown

Title: Sr. Vice President

PNC BANK, NATIONAL ASSOCIATION,

as the LC Bank

By: /s/Michael Brown

Name: Michael Brown

Title: Sr. Vice President

737366994 15494375	S-5	Fifth Amendment to A&R PSA (Arch Coal)

REGIONS BANK,

as a Purchaser Agent

By: /s/Mark A. Kassis
Name:Mark A. Kassis

Title: Managing Director

737366994 15494375	S-6	Fifth Amendment to A&R PSA (Arch Coal)

Schedule ILIST OF ORIGINATORS

Arch Coal Sales Company, Inc.

Arch Energy Resources, LLC

Arch Western Resources, LLC

Mingo Logan Coal LLC

Mountain Coal Company, L.L.C.

Thunder Basin Coal Company, L.L.C.

Bronco Mining Company LLC

CoalQuest Development LLC

Hawthorne Coal Company LLC

Hunter Ridge Coal LLC

Hunter Ridge Holdings, Inc.

Hunter Ridge LLC

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Illinois, LLC

Arch Coal Group, LLC

ICG, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

International Energy Group, LLC

King Knob Coal Co. LLC

Marine Coal Sales LLC

Melrose Coal Company LLC

Patriot Mining Company LLC

Upshur Property LLC

Vindex Energy LLC

White Wolf Energy LLC

Wolf Run Mining LLC

737366994 15494375	Schedule I-1

Schedule II

LOCATION OF EACH ORIGINATOR

Originator	Location
Arch Coal Sales Company, Inc.	Delaware
Arch Energy Resources, LLC	Delaware
Arch Western Resources, LLC	Delaware
Mingo Logan Coal LLC	Delaware
Mountain Coal Company, L.L.C.	Delaware
Thunder Basin Coal Company, L.L.C.	Delaware
Bronco Mining Company LLC	West Virginia
CoalQuest Development LLC	Delaware
Hawthorne Coal Company LLC	West Virginia
Hunter Ridge Coal LLC	Delaware
Hunter Ridge Holdings, Inc.	Delaware
Hunter Ridge LLC	Delaware
ICG Beckley, LLC	Delaware
ICG East Kentucky, LLC	Delaware
ICG Illinois, LLC	Delaware
Arch Coal Group, LLC	Delaware
ICG, LLC	Delaware
ICG Natural Resources, LLC	Delaware
ICG Tygart Valley, LLC	Delaware
International Energy Group, LLC	Delaware
King Knob Coal Co. LLC	West Virginia
Marine Coal Sales LLC	Delaware
Melrose Coal Company LLC	West Virginia
Patriot Mining Company LLC	West Virginia
737366994 15494375	Schedule II-1

Upshur Property LLC	Delaware
Vindex Energy LLC	West Virginia
White Wolf Energy LLC	Virginia
Wolf Run Mining LLC	West Virginia

737366994 15494375	Schedule II-2

Schedule IV

TRADE NAMES

Legal Name	Trade Names
Arch Coal Sales Company, Inc.
Arch Energy Resources, LLC
Arch Western Resources, LLC
Mingo Logan Coal LLC
Mountain Coal Company, L.L.C.
Thunder Basin Coal Company, L.L.C.
Bronco Mining Company LLC
CoalQuest Development LLC
Hawthorne Coal Company LLC
Hunter Ridge Coal LLC
Hunter Ridge Holdings, Inc.
Hunter Ridge LLC
ICG Beckley, LLC	ACI Beckley, LLC ACI Beckley
ICG East Kentucky, LLC
ICG Illinois, LLC	ACI Illinois, LLC
Arch Coal Group, LLC	ICG, Inc. of Delaware
ICG, LLC	ICG Coal, LLC
ICG Natural Resources, LLC	ACI Natural Resources, LLC ACI Natural Resources
ICG Tygart Valley, LLC	ACI Tygart Valley, LLC
International Energy Group, LLC
King Knob Coal Co. LLC
Marine Coal Sales LLC
Melrose Coal Company LLC
737366994 15494375	Schedule IV-1

Patriot Mining Company LLC
Upshur Property LLC
Vindex Energy LLC
White Wolf Energy LLC
Wolf Run Mining LLC

737366994 15494375	Schedule IV-2

Schedule V

LOCATION OF MINING OPERATIONS

ORIGINATOR	MINEHEAD	STATE	COUNTY
Arch Coal Sales Company, Inc.	N/A
Arch Energy Resources, LLC	N/A
Arch Western Resources, LLC	N/A
Mingo Logan Coal LLC	Mountain Laurel	West Virginia	Logan
Mountain Coal Company, L.L.C.	West Elk	Colorado	Gunnison
Thunder Basin Coal Company, L.L.C.	Black Thunder Coal Creek	Wyoming Wyoming	Campbell Campbell
Bronco Mining Company LLC	N/A
CoalQuest Development LLC	N/A
Hawthorne Coal Company LLC	N/A
Hunter Ridge Coal LLC	N/A
Hunter Ridge Holdings, Inc.	N/A
Hunter Ridge LLC	N/A
ICG Beckley, LLC	Beckley	West Virginia	Raleigh
ICG East Kentucky, LLC	East Kentucky	Kentucky	Pike
ICG Illinois, LLC	Viper	Illinois	Sangamon
Arch Coal Group, LLC	N/A
ICG, LLC	N/A
ICG Natural Resources, LLC	N/A
737366994 15494375	Schedule V-1

ORIGINATOR	MINEHEAD	STATE	COUNTY
ICG Tygart Valley, LLC	Tygart Valley	West Virginia	Taylor
International Energy Group, LLC	N/A
King Knob Coal Co. LLC	N/A
Marine Coal Sales LLC	N/A
Melrose Coal Company LLC	N/A
Patriot Mining Company LLC	Patriot Mining	West Virginia	Monogalia
Upshur Property LLC	N/A
Vindex Energy LLC	Vindex Energy Vindex Energy Vindex Energy	Maryland Maryland West Virginia	Allegany Garrett Grant
White Wolf Energy LLC	N/A
Wolf Run Mining LLC	Buckhannon Harrison Buckhannon Harrison Sentinel	West Virginia West Virginia West Virginia	Upshur Harrison Barbour

737366994 15494375	Schedule V-2

Exhibit A

UCC-3 TERMINATION STATEMENTS TO BE FILED

(attached)

737366994 15494375	Exhibit A-1	Fifth Amendment to A&R PSA (Arch Coal)

Exhibit B

UCC-1 FINANCING STATEMENTS TO BE TERMINATED

Released Originator	Filing Office	Identification Number	Filing Date
Maidsville Landing Terminal, LLC	Delaware Department of State	2011 2826009	July 21, 2011

737366994 15494375	Exhibit B-1	Fifth Amendment to A&R PSA (Arch Coal)